EXHIBIT 10.1
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                           ASSIGNMENT AND BILL OF SALE

         This Assignment and Bill of Sale is made and entered into this ____ day of December, 2006 (the "Effective Date"), by and between TRANS ENERGY, INC., a Nevada corporation, having an address of 210 2nd Street, Post Office Box 393, St. Marys, West Virginia 26170 ("Assignor"), and LEATHERWOOD, INC., a Pennsylvania corporation, having an address of 1800 Washington Road, Pittsburgh, Pennsylvania 15241 ("Assignee").

         WHEREAS, Assignor is the present owner of six (6) oil and/or gas wells lying, being and situate in Mannington District, Marion County, West Virginia, being more particularly described and designated as follows (the "Assigned Wells"):
                  Name                               API No.
                  ----                               -------

                  O. N. Koen No.                     1 47-049-01022
                  Moffett No.                        1 47-049-01024 Simon
                  Moore No. 3                        No API # (Plugged)
                  Simon Moore No.                    1 47-049-00064 (Plugged)
                  Simon Moore No.                    2 47-049-00124
                  W. T. Morris No.                   2 47-049-01023

         WHEREAS, Assignor acquired the Assigned Wells by virtue of that certain Assignment and Bill of Sale from George Hillyer, Trustee of Texas Energy Trust Company, BOK Operating, and Prima Oil Company, Inc., as assignors, to Trans Energy, Inc., as assignee, dated August 14, 2006 and of record in the Office of the Clerk of the County Commission of Marion County, West Virginia in Assignment Book 30, page 165;

         WHEREAS, the Assigned Wells are located upon, within and under those certain oil and gas leases covering property in Mannington District, Marion County, West Virginia, and being particularly described and set forth as follows (collectively, the "Leases"):

                  a.       Lease between O. N. Koen, et al., as lessors,  and R.
                           S. Monroe, as lessee, dated August 1, 1925 and of record in the Office of the Clerk of the County Commission in Marion County, West Virginia in Deed Book 270, page 583;


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                  b.       Lease between Joseph L. Tennant, Executor of the Will
                           of Zimary Tennant, et al., as lessors, and Robert S. Monroe, as lessee, dated April 1, 1928 and of record in the aforesaid Clerk's Office in Deed Book 296, page 64;

                  c. Oil and Gas Lease and Assignment between R. A. Moffett, et al., as lessors, and W. W. Laughlin, as lessee, dated September 1, 1926 and of record in the aforesaid Clerk's Office in Deed Book 287, page 39; and

                  d. Lease between Rosetta M. Moore, et al., as lessors, and R. S. Monroe, as lessee, dated July 15, 1936 and of record in the aforesaid Clerk's Office in Deed Book 327, page 161.

         WHEREAS, Assignee desires to obtain ownership and control of the Assigned Wells in order to either produce and/or plug and abandon the Assigned Wells, and Assignor has agreed to assign and convey to Assignee all of Assignor's right, title and interest in and to the Assigned Wells for said purposes including, but not limited to, the well bores, casing, rods, valves, well head fittings and other appurtenant well equipment and well fixtures, if any, together with any and all appurtenances thereto including, without limitation, an absolute, non-exclusive easement or right of way across the lands of the Assignor for the purposes of ingress, egress and regress to and from the Assigned Wells.

         NOW, THEREFORE, in consideration of Ten and no/100 ($10.00) Dollars in hand paid, together with other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1.   Conveyance and Assignment.
              -------------------------

                  (a) Assignor does hereby sell, assign, transfer, set over, grant and convey to Assignee all of Assignor's right, record title, operating rights and interest in and to:

                         (i)  All  of  Assignor's  undivided  right,  title  and
interest in and to the Assigned Wells including, without limitation, the absolute right to produce, operate, maintain, repair, replace, abandon and plug


                                      -2-
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said Assigned Wells,  together with the well bores,  casing,  rods, valves, well head fittings, gathering and distribution pipelines and other fixtures connected to or associated with the Assigned Wells, and other appurtenant well equipment and well fixtures located thereon.

                         (ii) To the extent  Assignor  may  lawfully  assign and
convey the same and to the extent relating directly and exclusively to the Assigned Wells, all of Assignor's undivided interest in and to all documents, contracts and agreements relating to the Assigned Wells.

                         (iii) All of  Assignor's  undivided  interest in and to
all of the real, personal and mixed property (including well bores, casing, rods, valves, well head fittings and other appurtenant well equipment and well fixtures located thereon) and all other fixtures and improvements appurtenant to the Assigned Wells or used in connection therewith.

                         (iv)  All  of  Assignor's  interest  in  all  operating
rights, permits, franchises, easements, rights-of-way, surface rights, contract rights under warranties made by prior owners of the Assigned Wells, manufactures, vendors and other third parties, rights accruing under applicable statues of limitations and other rights, estates and hereditaments incident or relating to the Assigned Wells.

                  (b)      Items  (i)  through   (iv)  above  are   collectively
referred  to herein  as the  "Property").

          2. Fixtures. At any time after the Effective Date, Assignee shall have the right to utilize or remove or otherwise affect any gathering and distribution pipelines and other fixtures connected to or associated with the Assigned Wells to the extent that Assignee deems such activity to be necessary to accomplish the operating or plugging of the Assigned Well.

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          3.      Representations  and Warranties of Assignor.  Assignor  hereby represents to Assignee,  its  successors  and assigns,  that as of the Effective
Date:

                  (a) Assignor is the current owner of the Assigned Wells and has the absolute right to abandon and plug the Assigned Wells, and is currently owns and possesses the lessee's interest in and under the Leases, free and clear of any liens and encumbrances other than those monetary liens and encumbrances being satisfied at closing; provided, however, that Assignee hereby acknowledges and agrees that the lien evidenced by that Deed of Trust, Security Agreement, Financing Statement and Assignment of Production from Energy Capital Resources, Inc. to Robert Fluharty and Gerald W. Townsend, Trustees, dated April 17, 1991 and of record in the Office of the Clerk of the County Commission in Marion County, West Virginia in Trust Deed Book 574, page 642, securing Opman Holding Limited, in the original principal amount of (pound)500,000 pounds sterling, said Deed of Trust, Security Agreement, Financing Statement and Assignment of Production having been assigned by Opman Holding Limited unto Emerald Energy Plc by Assignment from Opman Holding Limited to Emerald Energy Plc by Assignment dated May 31, 1994 and of record in the aforesaid Clerk's Office in Assignment Book 15, at page 197, will not be satisfied or released at closing; and,

                  (b) Assignor is the owner and party in possession of all easements and right of ways appurtenant to the Leases; and,

                  (d) To Assignor's knowledge, the payments of the rentals, royalties and all other monetary obligations contained in or required by the Leases are current and complete; and,

                  (e) The Leases are currently in full force and effect and the Assignor has the right to transfer the Assigned Wells unto Assignee; and,

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                  (f) No lawsuit,  action or other proceeding is pending,  or to
Assignor's  knowledge  threatened,   before  any  court,  arbitration  panel  or
governmental agency that relates to the Assigned Wells or the Leases and based upon omissions, events or occurrences prior to the Effective Date.

                  (g) No third party consent or approval is required for Assignor's execution of this Assignment and transfer of the Assigned Wells;

                  (h) There are no violations pending or threatened in connection with any of the Assigned Wells or the Leases, and the same are in full compliance with all applicable laws, rules, regulations, injunctions, decrees and orders including, but not limited to, laws, rules, regulations, decrees, and orders of the Office of Oil and Gas of the Division of Environmental Protection of the State of West Virginia and of the Environmental Protection Agency of the United States of America.

                  (i) Assignor is a corporation duly incorporated and validly existing under the laws of the State of Nevada, which is qualified to do business and in good standing under the laws of the State of West Virginia and every other jurisdiction in which it operates, and which has full power and authority to enter into and perform this Assignment according to its terms.

                  (j) Assignor has full right and has obtained all requisite authority to enter into this Assignment, which is enforceable according to its terms.

                  (k) This Assignment does not violate or conflict with any agreement, law, rule, regulation charter or instrument governing Assignor's organization, management or business affairs including, without limitation, its Articles of Incorporation or Bylaws.

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         4.       Covenants of Assignor.  Prior to the Effective Date,  Assignor
covenants  and agrees to:

                  (a) endeavor in good faith (subject to emergency situations which may occur) to keep the Leases in full force and effect by performing all express covenants and duties and to operate in a diligent fashion in substantially the same manner as it has heretofore, under and pursuant to the subject Leases, including but not limited to the payment of all rentals and royalties, the supplying of all free gas, if applicable, continuing the production of the Assigned Wells, and carrying out all other reasonable and practical duties pertaining to the Assigned Wells; and,

                  (b) repair, maintain and operate the Assigned Wells in a diligent fashion in substantially the same manner as it has heretofore; and, (c) do such other and further acts, and execute, and re-execute such other or further instruments, documents, and other writings necessary or convenient to effect the transfer contemplated hereby; and,

                  (d) be solely responsible for and pay all taxes and royalties for the period prior to the date of this Assignment.

         5.  Assumption.  As of the Effective  Date,  Assignee  shall assume all obligations and liabilities relating to the ownership and operation of the Property, including, but not limited to, the following obligations or responsibilities:

                  (a) to plug and abandon and remove and dispose of the Assigned Wells and the other equipment now or hereafter related thereto; and,

                  (b) to dispose of all pollutants, wastes, materials or substances now or hereafter situated on or near the Assigned Wells; and,

                  (c) to assume all other costs, obligations and liabilities that relate to the Assigned Wells and that arise from or relate to events occurring or conditions existing on or after the Effective Date; and,

                  (d) to any and all royalty payments due or which may become due under the Leases; and,

                  (e) to administer any and all free gas users that may be connected to the Assigned Wells and to notify any of the said free gas users of any intended plugging activity of the Assigned Wells sufficiently in advance of such activity; and,

                  (f) to produce and operate the Assigned Wells pursuant to the terms and conditions of the Leases; and,

                  (g) to comply with any federal, state, or local laws, rules, orders and regulations applicable to any waste material or hazardous substances on or included with any of the Assigned Wells or to the presence, disposal, release or threatened release of waste material or hazardous substance from the Assigned Wells into the atmosphere or into or upon land or any water course or body of water including ground water; and,

                  (h) to undertake any voluntary environmental response action undertaken pursuant to the Comprehensive Environmental Response Compensation and Liability Act (CERCLA) or any other federal, state or local environmental law.

         6. Purchase Price. Upon receipt of a fully executed original of this Assignment, Assignee will pay to the order of Assignor, in cash, certified check or other immediately available funds, the sum of Six Hundred Sixty-Seven Thousand Dollars and No Cents ($667,000.00) (the "Purchase Price").

         7. Condition of the Property. Assignee hereby accepts the Property solely on the basis of its own investigation of the physical condition of the Property including, without limitation, surface and subsurface condition; and Assignee accepts all of the same in their "as is, where is" condition with all faults; all equipment and other personal property forming any part of the Property is hereby transferred subject to normal wear and tear and without warranties of any kind whatsoever, whether expressed or implied, and are sold "as is and with all faults and defects" and "with no warranty as to merchantability, fitness or suitability for any particular purpose."

         8. Right to Drill New Oil and Gas Wells.

                  (a) For a period of one year after the Effective Date, Assignor shall have the right to permit and drill one or more oil and gas wells located on the Simon Moore Lease (Deed Book 327, page 161) and the W. T. Morris Lease (Deed Book 296, page 64) in the location(s) previously approved by Assignee, such locations being more particularly identified as within the green cross-hatched area set forth on Exhibit A attached hereto and incorporated herein by this reference.

                  (b) In addition, Assignor, at Assignor's sole cost and expense, shall be permitted to spud a new Gob Well on the aforementioned Simon Moore Lease and the W. T. Morris Lease so long as (i) such Gob Well is located behind the then-current mine panel, (iii) the mine-through by Consol Energy Inc., a Delaware corporation, or any of its subsidiaries, or their respective successors and assigns (collectively, "Consol"), has been completed for a period of at least six (6) months (such that subsidence is deemed to be completed), and
(iii) such Gob Well will not interfere with or adversely impact Consol's future coal mining operations or result in Consol sustaining or incurring any significant financial cost or expense. Notwithstanding any of the foregoing, in no event shall Assignor be held responsible for, or incur any liability or obligation whatsoever related to, any governmental agency's objection or prohibition to the spudding of a new Gob Well.

                  (c) As used herein, the term "Gob" shall mean the de-stressed zone associated with any full seam extraction of coal that extends above and below the mined out coal seam, and may be sealed or unsealed and the term "Gob Well" shall mean any oil and gas well drilled after mining for the purpose of extracting oil and/or gas from the Gob.

         9. Binding Effect. Further, the terms, covenants, and conditions hereof shall be binding upon and shall inure to the benefit of the Assignor and the Assignee and their respective successors and assigns, and such terms, covenants, and conditions are effective as stated, shall be covenants running with the lands and the leasehold estates herein assigned and with each transfer or assignment of said lands and leasehold estates, whether or not the terms, covenants, and conditions are memorialized in future assignments or other instruments.

         10. Compliance with Laws. Assignee will comply with all rules, laws, regulations and statutes applicable to Assignee's ownership and operations of the Property.

         11. Counterparts. This Assignment may be executed in any number of counterparts and each counterpart shall be deemed to be an original instrument, but all counterparts shall constitute but one Assignment.

         TO HAVE AND TO HOLD the Property unto Assignee, its successors and assigns, subject to the terms, covenants, and conditions hereinabove set forth.


         IN WITNESS WHEREOF, the Assignor has executed this Assignment effective as of the Effective Date above written, intending to be legally bound hereby.


                                        ASSIGNOR:
                                        TRANS ENERGY, INC.,
                                        a Nevada corporation


                                        By:      _____________________________
                                        Name:    _____________________________
                                        Title:   _____________________________







STATE OF WEST VIRGINIA                      )
                                            ) SS:
COUNTY OF ____________________________      )

                  On this ____ day of December, 2006, before me, the undersigned officer, personally appeared ____________________________, the
________________of TRANS ENERGY, INC., a Nevada corporation, acting in his or her capacity as such officer, and being authorized to do so, executed the foregoing instrument on behalf of said corporation.

                                            ------------------------------------
                                              Notary Public

                  My commission expires:  ___________________.

         IN WITNESS WHEREOF, the Assignee has executed this Assignment effective as of the Effective Date above written, intending to be legally bound hereby.


                                                     ASSIGNEE:
LEATHERWOOD, INC.,
Pennsylvania corporation

                                            By:      ___________________________
                                            Name:    ___________________________
                                            Title:   ___________________________







COMMONWEALTH OF PENNSYLVANIA        )
                                    ) SS:
COUNTY OF ALLEGHENY                 )

                  On this ____ day of December, 2006, before me, the undersigned officer, personally appeared _____________________________, the ______________of
LEATHERWOOD, INC., a Pennsylvania corporation, acting in his or her capacity as such officer, and being authorized to do so, executed the foregoing instrument on behalf of said corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                  My commission expires:  ___________________.


                  ------------------------------------
                   Notary Public


This document prepared by:

Robert W. Dinsmore, Esq.
Bowles Rice McDavid Graff & Love PLLC
7000 Hampton Center, Suite K
Morgantown, WV 26505-1720
(304) 285-2500
RWD/csw


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